Exhibit No. 32.1
Form 10-QSB
Commoncache, Inc.
File No. 333-70868


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Commoncache, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Reidy, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 11, 2007        By:  /s/ Jeff Reidy
      ------------             ------------------------------
                               Jeff Reidy
                               Chief Executive Officer and
                               Chief Financial Officer



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A signed  original of this  written  statement  required by Section 906 has been provided to Commoncache, Inc. and will be retained by Commoncache, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.